UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2023

Goldman Sachs Private Credit Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01627	92-3241797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 West Street New York, NY	10282
(Address of principal executive offices)	(Zip Code)

(312) 655-4419

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Following the redemption of all of the issued and outstanding shares of 12.0% Series A Cumulative Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) of Goldman Sachs Private Credit Corp. (the “Company”) on or about September 28, 2023, as described below, the Company intends to file a Certificate of Elimination of 12.0% Series A Cumulative Preferred Stock (the “Certificate of Elimination”) to eliminate, remove and cancel the Certificate of Designation of 12.0% Series A Cumulative Preferred Stock (the “Series A Certificate of Designation”), including all of the rights, preferences, privileges and other matters set forth therein, from the Company’s Certificate of Incorporation. The Certificate of Elimination will become effective upon the filing thereof with the Secretary of State of the State of Delaware and, in accordance with Section 151(g) of the Delaware General Corporation Law, the shares that were designated as Series A Preferred Stock will be returned to the status of authorized and unissued shares of preferred stock of the Company, without designation as to series, under the Company’s Certificate of Incorporation.

Item 8.01.	Other Events.

On August 29, 2023, the Company directed that written notices of redemption be issued to the holders of the Series A Preferred Stock regarding the Company’s exercise of its option to redeem all of the 515 issued and outstanding shares of Series A Preferred Stock, pursuant to Article IV of the Series A Certificate of Designation. The Company intends to redeem all of such issued and outstanding shares of Series A Preferred Stock on or about September 28, 2023 (the “Redemption Date”). In accordance with the Series A Certificate of Designation, the shares of Series A Preferred Stock will be redeemed at a price equal to $1,000.00 per share, plus all accrued and unpaid dividends thereon to and including the Redemption Date and a $100 redemption premium per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2023	GOLDMAN SACHS PRIVATE CREDIT CORP. (Registrant)

	By:	/s/ Tucker Greene
	Name:	Tucker Greene
	Title:	Chief Operating Officer